UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2006

IRS Employer
Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	Identification Number
1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01. Other Events
Emergency Interim Rate Increase Order
     On May 2, 2006, the Arizona Corporation Commission (the “ACC”) voted to approve, with certain modifications, the recommended order of the ACC administrative law judge in connection with the application by Arizona Public Service Company (“APS”) for an emergency interim rate increase of $232 million to recover APS’ under-collection of higher annual fuel and purchased power costs. See “Emergency Interim Rate Increase Recommended Order” in Item 8.01 of the Pinnacle West Capital Corporation/APS Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2006 (the “April 21 Form 8-K”). Among other things, the order approved by the ACC:
•	authorizes an interim adjustor under APS’ Power Supply Adjustor (“PSA”), effective May 1, 2006, that will result in an interim retail rate increase of approximately 8.3% designed to recover approximately $138 million of fuel and purchased power costs during 2006. This interim adjustor combined with the PSA surcharge (see “ACC Approval of PSA Surcharge” below) will result in a rate increase of approximately 9.0% designed to recover approximately $149 million of fuel and purchased power costs during 2006;

•	provides that amounts collected through the retail rate increase “remain subject to a prudency review at the appropriate time” and that “all unplanned Palo Verde outage costs for 2006 should undergo a prudence audit by [the ACC] Staff”;

•	encourages parties to APS’ general rate case to “propose modifications to the PSA that will address on a permanent basis, the issues with timing of recovery when deferrals are large and growing”;

•	affirms APS’ ability to defer fuel and purchased power costs above the prior annual cap of $776.2 million until the ACC decides the general rate case; and

•	encourages APS to diversify its resources “through large scale, sustained energy efficiency programs, [using] low cost renewable energy resources as a hedge against high fossil fuel costs.”
ACC Approval of PSA Surcharge
     On April 12, 2006, the ACC issued an order approving APS’ recovery of $15.3 million of 2005 PSA deferrals through a temporary rate increase of approximately 0.7% to take effect upon the date of the ACC’s decision in the emergency interim rate proceeding discussed above. See “ACC Approval of PSA Surcharge” in the April 21 Form 8-K. As a result of the ACC’s decision described above, this temporary rate increase became effective May 2, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: May 3, 2006	By:	/s/ Donald E. Brandt
Donald E. Brandt
Executive Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: May 3, 2006	By:	/s/ Donald E. Brandt
Donald E. Brandt
Executive Vice President and Chief Financial Officer

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